CONTENTS


Shareholder Letter..........................                 1
Performance Summary ........................                 4
Statement of Investments....................                 5
Financial Statements........................                11
Notes to Financial
Statements..................................                13


SHAREHOLDER LETTER

Your Fund's Objective: Seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The fund pursues a conservative investment policy by limiting its investments to high quality securities as it seeks to maintain a $1.00 share price.1

1. Please remember, an investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution, and there can be no assurance that the fund will be able to maintain a net asset value of $1.00 per share.

Dear Shareholder,

We are pleased to bring you the Franklin Tax-Exempt Money Fund's annual report for the period ended July 31, 1997.

Strong economic growth coupled with low inflation characterized most of the period. In the first half of the year under review, the nation's low inflation and strong, but tempered growth, combined to produce a stable economic environment in which the Federal Reserve Board (the Fed) saw no need to make any significant adjustments to monetary policy and left short-term interest rates at 5.25%.

However, in the second half of the fund's fiscal year, while inflation remained mild, economic growth accelerated considerably, and the unemployment level dropped below 4.80%, its lowest level in over twenty years.2 In spite of the low inflation, the Fed responded to the threat of higher prices represented by this increasing growth and high level of employment. In March, the Fed increased the federal funds rate (the rate banks charge each other for overnight loans)25 basis points, from 5.25% to 5.50%.

2. Source: U.S. Bureau of Labor Statistics.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The rise in interest rates caused the fund's seven-day effective yield to increase, from 2.90% on July 31, 1996, to 3.09% at the end of the period. The fund's seven-day annualized yield also increased, from 2.86%, to 3.05% on July 31, 1997. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal tax bracket of 39.6% would need to earn 5.05% from a taxable investment to match the fund's tax-free yield.

Looking forward, we believe the economy is in the later stages of this current business cycle. Higher private consumption, capital spending, and improving foreign economies should propel future growth. However, such growth, coupled with a tight labor market, could result in higher inflation expectations. As a result, the Fed may raise interest rates again. The short-weighted maturity and high quality of the securities in the Franklin Tax-Exempt Money Fund's portfolio should allow the fund to adjust quickly in an environment of rising short-term rates.

This discussion reflects the strategies we employed for the fund during the year under review and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as newcircumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund. The fund's objective is to provide shareholders with a high-quality, conservative investment; therefore, we do not invest in leveraged derivatives or other potentially volatile securities that we believe involve undue risk.

As a Franklin Tax-Exempt Money Fund shareholder, you continue to benefit from convenient, easy access to your money, and a high degree of credit safety. You can also enjoy a wide range of services, including draft writing for amounts of $100 or more, free draft books, and access to TeleFACTS(R), our around-the-clock, automated, customer service line.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund

PERFORMANCE SUMMARY


Franklin Tax-Exempt Money Fund

Period ended 7/31/97
Seven-day effective yield1                                   3.09%
Seven-day annualized yield                                   3.05%
Taxable equivalent yield2                                    5.05%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 1997 maximum 39.6% federal personal income tax bracket.

Annualized and effective yields are for the seven days ended July 31, 1997. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields.

The fund's manager agreed in advance to waive a portion of management fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's annualized and effective yields for the period would have been 2.78% and 2.82%, respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.

Past performance is not predictive of future results.

FRANKLIN TAX-EXEMPT MONEY FUND
Statement of Investments in Securities and Net Assets, July 31, 1997



   FACE                                                                                            VALUE
  AMOUNT                                                                                          (NOTE1)
             Investments  99.9%

             Alaska  0.1%
$   100,000   aValdez Marine Terminal Revenue, Refunding, Exxon Pipeline Co. Project,
               Series A, Daily VRDN and Put, 3.80%,  12/01/33 ...............................    $ 100,000
                                                                                             -------------
              Arizona  0.6%
    100,000   aApache County IDA, IDR, Tuscon Electric Power, Springerville Project, Series C,
               Weekly VRDN and Put, 3.75%, 12/15/18 .........................................      100,000
    200,000   aMaricopa County IDAR, Refunding, Royal Oaks Sun City Project,
               Weekly VRDN and Put, 3.65%, 09/01/02 .........................................      200,000
    600,000   aMaricopa County PCC, PCR, Refunding, Arizona Public Services Co.,
               Series E, Daily VRDN and Put, 3.70%, 05/01/29 ................................      600,000
                                                                                             -------------
                                                                                                   900,000
                                                                                             -------------
             Arkansas  2.4%
  2,000,000   aSheridan IDR, Kohler Project, Weekly VRDN and Put, 3.65%, 08/01/00 ...........    2,000,000
  1,900,000   aUniversity of Arkansas Revenue, Weekly VRDN and Put, 3.65%, 12/01/19 .........    1,900,000
                                                                                             -------------
                                                                                                 3,900,000
                                                                                             -------------
             California  4.7%
    300,000  aCalifornia Health Facilities Financing Authority Revenue,
              Catholic Health Care, Series B, MBIA Insured, Weekly VRDN and
               Put, 3.35%, 07/01/16 .........................................................      300,000
              aCalifornia PCFA, PCR,
    100,000   Refunding, Shell Oil Co. Project, Series C, Daily VRDN and Put, 3.45%, 11/01/00      100,000
    100,000   Southern California Edison Co., Series A, Daily VRDN and Put, 3.40%, 02/28/08 .      100,000
              aIrvine Ranch Water District, Refunding, DATES, Consolidated Boards,
               Series B, Daily VRDN and Put, 3.55%,
    200,000   10/01/99 ......................................................................      200,000
    200,000   10/01/04 ......................................................................      200,000
  5,000,000   Los Angeles County TRAN, Series A, 4.50%, 06/30/98 ............................    5,028,543
  1,700,000   Sacramento MUD, TECP, 3.60%, 09/15/97 .........................................    1,700,000
                                                                                             -------------
                                                                                                 7,628,543
                                                                                             -------------
             Colorado  1.0%
             aColorado Health Facilities Authority Revenue, Boulder Community Hospital Project,
    285,000   Series B, MBIA Insured, Weekly VRDN and Put, 3.65%, 10/01/14 ..................      285,000
  1,355,000   Series C, MBIA Insured, Weekly VRDN and Put, 3.65%, 10/01/14 ..................    1,355,000
                                                                                             -------------
                                                                                                 1,640,000
                                                                                             -------------
             Florida  8.4%
  1,000,000   aDade County Water and Sewer System Revenue, FGIC Insured,
               Weekly VRDN and Put, 3.60%, 10/05/22 .........................................    1,000,000
  2,000,000   aFlorida HFA MF, Woodlands Apts.,Weekly VRDN and Put, 3.65%, 12/01/07 .........    2,000,000
  1,200,000   aOrange County HFAR, Refunding, MF, Smokewood/Sun, Series A,
               Weekly VRDN and Put, 3.65%, 12/01/22 .........................................    1,200,000
    500,000   Orange County Water and Wastewater Revenue, MBIA Insured, 7.20%, 10/01/99 .....      512,611
  5,800,000   aPinellas County Health Facilities Authority Revenue, Refunding, DATES,
               Daily VRDN and Put, 3.70%, 12/01/15 ..........................................    5,800,000
    700,000   aPutnam County Development Authority, PCR, Refunding, Florida
               Power and Light Co. Project, Daily VRDN and
               Put, 3.65%, 09/01/24 .........................................................      700,000
  2,000,000   aSaint Lucie County, PCR, Refunding, Florida Power and Light Co.
               Project, Daily VRDN and Put, 3.65%, 01/01/26 .................................    2,000,000
    250,000   aVolusia County HFA, MFHR, Sun Pointe Apartments Project,
               Series H, Weekly VRDN and Put, 3.80%, 12/01/05 ...............................      250,000
                                                                                             -------------
                                                                                                13,462,611
                                                                                             -------------

             Georgia  6.6%
$ 1,000,000   Bartow County School District, Georgia State Aid Intercept Program,
               4.00%, 01/01/98...............................................................$  1,000,000
              Burke County Development Authority, PCR,
  1,100,000   aGeorgia Power Co., Plant Vogtle, Series 9, Daily VRDN and Put, 3.75%, 10/01/24   1,100,000
  1,500,000   Refunding, Oglethorpe Power Corp., Plant Vogtle, AMBAC Insured, 3.60%, 12/01/97   1,500,000
  1,900,000   aDe Kalb County Hospital Authority Revenue Anticipation Certificates,
               De Kalb Medical Center Project, Weekly VRDN
               and Put, 3.70%, 09/01/09 .....................................................    1,900,000
  1,250,000   Fulton County Water and Sewer Revenue, 8.25%, 01/01/98 ........................    1,296,667
  1,200,000   aHapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.75%, 11/01/15 ....    1,200,000
    900,000   aMacon-Bibb County Hospital Authority Revenue Certificates,
               Medical Center of Central Georgia, Weekly VRDN
               and Put, 3.70%, 04/01/07 .....................................................      900,000
  1,810,000   aRockdale County Hospital Authority Revenue Anticipation Certificates,
               Weekly VRDN and Put, 3.70%, 10/01/09..........................................    1,810,000
                                                                                             -------------
                                                                                                10,706,667
                                                                                             -------------
             Illinois  3.5%
  2,000,000   Chicago Tender Notes, 3.55%, 01/31/98 .........................................    2,000,000
  2,860,000   aCity of Chicago, O'Hare International Airport Revenue,
               General Airport, Second Lien, Series B, Weekly VRDN and
               Put, 3.65%, 01/01/15 .........................................................    2,860,000
    200,000   aIllinois Development Finance Authority Revenue, Refunding,
               Olin Corp. Project, Series A, Daily VRDN and Put,
               3.75%, 06/01/04 ..............................................................      200,000
              aIllinois Health Facilities Authority Revenue,
    300,000   Hospital Sisters Services, Series E, MBIA Insured,
               Weekly VRDN and Put, 3.65%, 12/01/14 .........................................      300,000
    200,000   Palos Community Hospital, Series B, Weekly VRDN and Put, 3.60%, 12/01/15 ......      200,000
                                                                                             -------------
                                                                                                 5,560,000
                                                                                             -------------
             Indiana  0.1%
    100,000   aIndianapolis EDR, Edgecomb Metals Co.,
               Weekly VRDN and Put, 3.60%, 12/01/08 .........................................      100,000
                                                                                             -------------
              Iowa  4.4%
              Iowa State School Corps Warrant Certificates,
  5,000,000   Series A, FSA Insured, 4.50%, 06/26/98 ........................................    5,030,376
  2,000,000   Series B, FSA Insured, 4.25%, 01/30/98 ........................................    2,006,365
                                                                                             -------------
                                                                                                 7,036,741
                                                                                             -------------
             Kentucky  3.7%
  1,300,000    aKentucky Development Finance Authority Revenue,
               Pooled Loan Program, Series A, FGIC Insured, Weekly VRDN
               and Put, 3.65%, 12/01/15 .....................................................    1,300,000
  4,600,000   aKentucky Economic Development Finance Authority,
               Hospital Facilities Revenue, Health Alliance, Series D,
               MBIA Insured, Weekly VRDN and Put, 3.60%, 01/01/22 ...........................    4,600,000
                                                                                             -------------
                                                                                                 5,900,000
                                                                                             -------------
             Louisiana  2.9%
  2,200,000   aCalcasieu Parish, Inc. IDB, PCR, Citgo Petroleum Corp.,
               Weekly VRDN and Put, 3.65%, 08/01/04 .........................................    2,200,000
    200,000   aJefferson Parish IDBR, Refunding, George J. Ackel Project,
               Weekly VRDN and Put, 3.65%, 12/01/04 .........................................      200,000
    300,000   aLouisiana Public Facilities Authority Revenue, Kenner Hotel Ltd.,
               Weekly VRDN and Put, 3.75%, 12/01/15 .........................................      300,000
    150,000   aSaint Charles Parish PCR, Shell Oil Co. Project,
               Weekly VRDN and Put, 3.55%, 06/01/05 .........................................      150,000

              Louisiana (cont.)
$ 1,200,000   aSouth Louisiana Port Commission, Port Revenue,
               Refunding, Occidental Petroleum Corp. Project,
                Weekly VRDN and Put, 3.65%, 07/01/18 ........................................  $ 1,200,000
    700,000   aState Offshore Terminal Authority, Deepwater Port Revenue,
               Refunding, Daily VRDN and Put, 3.75%, 9/01/06 ................................      700,000
                                                                                             -------------
                                                                                                 4,750,000
                                                                                             -------------



              Massachusetts  2.5%
              aMassachusetts State Health and Educational Facilities Authority Revenue,
  2,800,000   Capital Asset Program, Series G-1, MBIA Insured,
               Weekly VRDN and Put, 3.35%, 01/01/19 .........................................    2,800,000
  1,200,000   Harvard University, Series I, Weekly VRDN and Put, 3.45%, 08/01/17 ............    1,200,000
                                                                                             -------------
                                                                                                 4,000,000
                                                                                             -------------
             Michigan  1.6%
    500,000   aBruce Township, Michigan Hospital Finance Authority,
               Health Care System Revenue, Sisters of Charity St. Joseph,
               MBIA Insured, Weekly VRDN and Put, 3.55%, 05/01/18 ...........................      500,000
    900,000   aGrand Rapids Water Supply System Revenue, Refunding,
               FGIC Insured, Daily VRDN and Put, 3.55%, 01/01/20 ............................      900,000
  1,100,000   aMichigan Higher Education Student Loan Authority Revenue,
               Refunding, Series XII-B, AMBAC
               Insured, Weekly VRDN and Put, 3.70%, 10/01/13 ................................    1,100,000
                                                                                             -------------
                                                                                                 2,500,000
                                                                                             -------------
             Minnesota  0.2%
    300,000   aDuluth Tax Increment Revenue, Lake Superior,
               Weekly VRDN and Put, 3.65%, 09/01/10 .........................................      300,000
                                                                                             -------------
              Mississippi  3.1%
              aJackson County PCR, Refunding, Chevron U.S.A., Inc. Project,
  2,100,000   Daily VRDN and Put, 3.70%, 12/01/16 ...........................................    2,100,000
  2,900,000   Weekly VRDN and Put, 3.70%, 06/01/23 ..........................................    2,900,000
                                                                                             -------------
                                                                                                 5,000,000
                                                                                             -------------
             Missouri  5.1%
             aKansas City IDA, Hospital Revenue Research, Health Services System,
              MBIA Insured, Daily VRDN and Put, 3.75%,
  1,000,000   10/15/14.......................................................................    1,000,000
  3,000,000   10/15/15.......................................................................    3,000,000
  1,485,000   Kansas City Water Revenue, Refunding, Series A, 4.25%, 12/01/97 ...............    1,488,618
              aMissouri State Health and Educational Facilities Authority,
    700,000   Educational Facilities Revenue, Refunding,
               Washington University, Series A, Daily VRDN and
               Put, 3.70%, 09/01/30 .........................................................      700,000
  1,990,000   Health Facilities Revenue, Refunding, Sisters of Mercy, Series B,
               Weekly VRDN and Put, 3.60%, 06/01/14 .........................................    1,990,000
                                                                                             -------------
                                                                                                 8,178,618
                                                                                             -------------
             Montana  0.3%
    500,000   aForsythe PCR, Portland General Electric, Series D,
               Weekly VRDN and Put, 3.65%, 06/01/13 .........................................      500,000
                                                                                             -------------
              Nevada  0.6%
  1,000,000   aClark County, Airport Improvement Revenue, Sub. Lien,
               Series A-1, Weekly VRDN and Put, 3.60%, 07/01/25 .............................    1,000,000
                                                                                             -------------
              New Jersey  3.8%
  5,960,000   Camden County Municipal Utility Authority,
               Sewer Revenue, FGIC Insured, 8.25%, 12/01/97 .................................    6,164,958
                                                                                             -------------

              New Mexico  3.9%
              aFarmington PCR, Refunding,
$ 1,000,000   Arizona Public Services Co., Series A, Daily VRDN and Put, 3.65%, 05/01/24 ....  $ 1,000,000
  2,100,000   Arizona Public Services Co., Series B, Daily VRDN and Put, 3.75%, 09/01/24 ....    2,100,000
  1,460,000   New Mexico Public Service Co., San Juan Project, Series B,
               Weekly VRDN and Put, 3.65% , 04/01/22 ........................................    1,460,000
  1,700,000   aUniversity of New Mexico Revenue, Refunding, Sub. Lien,
               AMBAC Insured, Weekly VRDN and Put, 3.60%, 06/01/06 ..........................    1,700,000
                                                                                             -------------
                                                                                                 6,260,000
                                                                                             -------------
             New York  8.1%
             aNew York City GO,
  2,000,000   Series D, FGIC Insured, Weekly VRDN and Put, 3.65%, 02/01/20 ..................    2,000,000
    900,000   Subseries A-5, Daily VRDN and Put, 3.75%, 08/01/15 ............................      900,000
  2,000,000   Subseries A-8, Daily VRDN and Put, 3.75%, 08/01/17 ............................    2,000,000
    200,000   Subseries B-3, MBIA Insured, Daily VRDN and Put, 3.75%, 08/15/04 ..............      200,000
    100,000   Subseries B-4, MBIA Insured, Daily VRDN and Put, 3.75%, 08/15/23 ..............      100,000
    100,000   aNew York City Municipal Water Finance Authority,
               Water and Sewer System Revenue, Series G, FGIC Insured,
               Daily VRDN and Put, 3.75%, 06/15/24 ..........................................      100,000
              New York State Dormitory Authority Revenue,
  1,000,000   Memorial Sloan Kettering, TECP, Series B, 3.60%, 10/06/97 .....................    1,000,000
    100,000   aMetropolitan Museum of Art, Series A, Weekly VRDN and Put, 3.50%, 07/01/15 ...      100,000
  1,800,000   aNew York State Energy Research and Development Authority,
               PCR, Refunding, New York Electric and Gas,
               Series B, Daily VRDN and Put, 3.35%, 02/01/29 ................................    1,800,000
  2,000,000   Suffolk County TAN, Series I, 4.00%, 8/14/97 ..................................    2,000,489
  1,000,000   Suffolk County TRAN, 4.50%, 9/11/97 ...........................................    1,000,593
  1,800,000   aTriborough Bridge and Tunnel Authority, Special Obligation,
               FGIC Insured, Weekly VRDN and Put, 3.60%, 01/01/24 ...........................    1,800,000
                                                                                             -------------
                                                                                                13,001,082
                                                                                             -------------
             North Carolina  2.1%
  1,900,000   aDurham Public Improvement, Weekly VRDN and Put, 3.65%, 02/01/13 ..............    1,900,000
  1,450,000   aGreensboro Public Improvement, Series B, Weekly VRDN and Put, 3.65%, 04/01/08     1,450,000
    100,000   aWake County Industrial Facilities and PCFA Revenue,
               Carolina Power and Light Co., Series A, Weekly
               VRDN and Put, 3.65%, 05/01/15 ................................................      100,000
                                                                                             -------------
                                                                                                 3,450,000
                                                                                             -------------
              Ohio  4.3%
  1,000,000   aColumbus GO, Series 1, Weekly VRDN and Put, 3.50%, 06/01/16 ..................    1,000,000
  5,000,000   aCuyahoga County Hospital Revenue, Cleveland Clinic
               Foundation, Series A, Weekly VRDN and Put, 3.55%, 01/01/26 ...................    5,000,000
  1,000,000   Lorain County Hospital Revenue, Catholic Healthcare Partners,
              TECP, 3.80%, 08/05/97..........................................................    1,000,000
                                                                                             -------------
                                                                                                 7,000,000
                                                                                             -------------
             Pennsylvania  3.2%
  1,000,000   aNortheastern Hospital and Education Authority Revenue,
               Allhealth Pooled Financing Program, Weekly VRDN
               and Put, 3.80%, 07/01/26 .....................................................    1,000,000
    865,000   aPennsylvania Energy Development Authority, Energy
               Development Revenue, B&W Ebensburg Project, Weekly
               VRDN and Put, 3.70%, 12/01/11 ................................................      865,000

              Pennsylvania (cont.)
$ 2,000,000   Philadelphia School District TRAN, 4.50%, 06/30/98 ............................  $ 2,009,651
  1,300,000   Venango IDA, TECP, Residential Recovery Revenue,
               Scrubgrass Project, 3.80%, 10/14/97 ..........................................    1,300,000
                                                                                             -------------
                                                                                                 5,174,651
                                                                                             -------------
             Rhode Island  0.9%
  1,500,000   aRhode Island State Industrial Facilities Corp., Electric Facilities Revenue,
               Blackstone Valley Electric Co., Weekly VRDN  and Put, 3.75%, 12/01/14 ........    1,500,000
                                                                                             -------------



              South Carolina  0.4%
    300,000  aCharleston County Industrial Revenue, Massey Coal Terminal,
               South Carolina Corp., Refunding, Daily VRDN
               and Put, 3.75%, 01/01/07 .....................................................      300,000
    325,000   aRock Hill Utility System Revenue, FGIC Insured, Weekly
               VRDN and Put, 3.65%, 01/01/22 ................................................      325,000
                                                                                             -------------
                                                                                                   625,000
                                                                                             -------------
              Tennessee  0.6%
  1,000,000   aNashville Metropolitan Airport Authority Revenue, Refunding,
               FGIC Insured, Weekly VRDN and Put, 3.65%, 07/01/19 ...........................    1,000,000
                                                                                             -------------
              Texas  11.6%
  1,300,000   aBrazos River Authority, Texas Revenue Refunding,
               Houston Lighting and Power Co., Series 1997, AMBAC
               Insured, Daily VRDN and Put, 3.75%, 11/01/18 .................................    1,300,000
              aHarris County IDC, PCR,
    200,000   DATES, Exxon Project 1984, Series B, Daily VRDN and Put, 3.65%, 03/01/24 ......      200,000
  4,600,000   Refunding, Shell Oil Co. Project, Daily VRDN and Put, 3.65%, 04/01/27 .........    4,600,000
  2,000,000   Houston TRAN, 4.50%, 6/30/98 ..................................................    2,011,417
    950,000   aMontgomery County IDC, IDR, Dal-Tile Corp., Series A,
               Weekly VRDN and Put, 3.65%, 12/01/03 .........................................      950,000
  1,285,000   aNueces County Health Facilities Development Corp. Revenue,
               Driscoll Childrens Foundation, Weekly
               VRDN and Put, 3.65%, 07/01/15 ................................................    1,285,000
  2,000,000   aPort Arthur Navigation District, PCR, Star Enterprises Project, Weekly
               VRDN and Put, 3.70%, 04/01/14 ................................................    2,000,000
  1,300,000   aRed River Authority, PCR, Refunding, Southwestern Public
               Services Co., Weekly VRDN and Put  3.65%, 07/01/11 ...........................    1,300,000
  2,000,000   aSilsbee Health Facilities Development Corp. Hospital Revenue,
               Silsbee Doctors Hospital, Weekly VRDN
               and Put, 3.65%, 11/01/04......................................................    2,000,000
  3,000,000   Texas State TRAN, 4.75%, 08/29/97 .............................................    3,002,196
                                                                                             -------------
                                                                                                18,648,613
                                                                                             -------------
             Utah  0.6%
    600,000   aUtah State Board Regents, Student Loan Revenue, Series B,
               AMBAC Insured, Weekly VRDN and Put, 3.80%, 11/01/00 ..........................      600,000
    300,000   Weber County Municipal Building Authority, Lease Revenue,
               Refunding, MBIA Insured, 3.75%, 12/15/97 .....................................      300,000
                                                                                             -------------
                                                                                                   900,000
                                                                                             -------------
             Virginia  0.3%
    500,000   aPeninsula Ports Authority, Revenue Updates, Refunding,
               Port Facility, Shell Oil Co., Series A, Daily
              VRDN and Put, 3.75%, 12/01/05 .................................................      500,000
                                                                                             -------------

              Washington  3.0%
$ 2,000,000   aSeattle Water System Revenue, Weekly VRDN and Put, 3.60%, 09/01/25 ...........  $ 2,000,000
  2,000,000   aWashington State Housing Finance Commission, MF, Mortgage Revenue,
               Lake Washington Apartments Project,
               Weekly VRDN and Put, 3.80%, 10/01/26 .........................................    2,000,000
    900,000   aWashington State Public Power Supply System Revenue,
               Refunding, Nuclear Project No. 3, Series 3A-1, Weekly
               VRDN and Put, 3.65%, 07/01/18 ................................................      900,000
                                                                                             -------------
                                                                                                 4,900,000
                                                                                             -------------
             Wisconsin  0.6%
  1,000,000   aWisconsin State Health and Educational Facilities Authority Revenue,
               Wheaton Franciscan Services, Weekly
               VRDN and Put, 3.55%, 08/15/16 ................................................    1,000,000
                                                                                             -------------
              Wyoming  4.7%
              aLincoln County PCR, Exxon Project,
  2,500,000   Series A, Daily VRDN and Put, 3.75%, 11/01/14 .................................    2,500,000
    400,000   Series C, Daily VRDN and Put, 3.75%, 11/01/14 .................................      400,000
    500,000   Series D, Daily VRDN and Put, 3.75%, 11/01/14 .................................      500,000
  1,400,000   aPlatte County PCR, DATES,Tri-State G&T, Series A,
               Daily VRDN and Put, 3.80%, 07/01/14 ..........................................    1,400,000
  1,500,000   aSweetwater County, PCR, Refunding, Pacificorp Project,
               Weekly VRDN and Put, 3.65%, 07/01/15 .........................................    1,500,000
  1,300,000   aUinta County PCR, Refunding, Chevron U.S.A., Inc. Project,
               Daily VRDN and Put, 3.70%, 08/15/20 ..........................................    1,300,000
                                                                                             -------------
                                                                                                 7,600,000
                                                                                             -------------
                        Total Investments (Cost $160,887,484)  99.9% ........................  160,887,484
                        Other Assets and Liabilities, Net  0.1% .............................      150,307
                                                                                             -------------
                        Net Assets  100.0%................................................... $161,037,791
                                                                                             =============

At July 31, 1997, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
AMBAC  - American Municipal Bond Assurance Corp.
DATES  - Demand Adjustable Tax-Exempt Securities
EDR    - Economic Development Revenue
FGIC   - Financial Guaranty Insurance Co.
FSA    - Financial Security Assistance
GO     - General Obligation
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Agency Revenue
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDB    - Industrial Development Board
IDBR   - Industrial Development Board Revenue

IDC    - Industrial Development Corp.
IDR    - Industrial Development Revenue
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFHR   - Multi-Family Housing Revenue
MUD    - Municipal Utility District
PCC    - Pollution Control Corp.
PCFA   - Pollution Control Financing Authority
PCR    - Pollution Control Revenue
TAN    - Tax Anticipation Notes
TECP   - Tax-Exempt Commercial Paper
TRAN   - Tax Revenue Anticipation Notes

aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements

Statement of Assets and Liabilities
July 31, 1997


Assets:
 Investments in securities,
 at value and cost                                         $160,887,484
 Cash                                                            57,704
 Receivables:
  Interest                                                      925,759
  Capital shares sold                                           218,862
                                                         --------------
      Total assets                                          162,089,809
                                                         --------------
Liabilities:
 Payables:
  Capital shares repurchased                                    530,674
  Management fees                                                93,554
  Distributions to shareholders                                  22,738
  Shareholder servicing costs                                    17,200
 Other payables to shareholders                                 354,306
 Accrued expenses and other liabilities                          33,546
                                                         --------------
      Total liabilities                                       1,052,018
                                                         --------------
Net assets
 (equivalent to $1.00 per share
 based on 161,037,791 shares
 of capital stock outstanding)                             $161,037,791
                                                         ==============
Statement of Operations
for the year ended July 31, 1997
Investment income:
 Interest                                                                       $5,720,328
Expenses:
 Management fees (Note 5)                                      $928,704
 Shareholder servicing
 costs (Note 5)                                                 213,643
 Reports to shareholders                                        126,532
 Registration fees                                               61,848
 Professional fees                                               21,893
 Directors' fees and expenses                                    13,648
 Custodian fees                                                   1,645
 Other                                                            4,893
 Management fees waived by
 manager (Note 5)                                             (327,162)
                                                         --------------
      Total expenses                                                            1,045,644
                                                                           --------------
Net investment income                                                           4,674,684
                                                                           --------------
Net realized loss on investments                                                  (1,844)
                                                                           --------------
Net increase in net assets
 resulting from operations                                                     $4,672,840
                                                                            ==============




Statements of Changes in Net Assets
for the years ended July 31, 1997 and 1996


                                                                               Year ended       Year ended
                                                                              July 31, 1997    July 31, 1996
                                                                           -----------------------------------
Increase (decrease) in net assets:
Operations:
 Net investment income......................................................   $ 4,674,684    $ 4,860,147
 Net realized loss on investments...........................................        (1,844)          (688)
                                                                           -----------------------------------
Net increase in net assets resulting from operations........................     4,672,840      4,859,459
Distributions to shareholders from undistributed net investment income......    (4,672,840)+   (4,859,459)+
Decrease in net assets from capital share transactions (Note 2).............    (5,675,656)    (6,409,169)
                                                                           -----------------------------------
      Net decrease in net assets............................................    (5,675,656)    (6,409,169)
Net assets (there is no undistributed net investment
 income at beginning or end of year)
 Beginning of year..........................................................   166,713,447    173,122,616
                                                                           -----------------------------------
 End of year................................................................  $161,037,791   $166,713,447
                                                                           ===================================


+Distributions were decreased by net realized loss from security transactions of $1,844 in 1997 and $688 in 1996.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is a no-load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is high current income exempt from federal income taxes, consistent with capital preservation and liquidity.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Valuation:

Portfolio securities are valued at amortized cost, which approximates value. The Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Fund has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Board of Directors (The Board) has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Municipal Bonds or Notes with "Puts":

The Fund has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put." In determining the weighted average to maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the first day on which the put may be exercised.

c. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distribution is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation.

Distributions are normally declared each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested daily in additional shares of the Fund at net asset value.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At July 31, 1997, there were 5,000,000,000 shares of no par value capital stock authorized. Transactions in the Fund's shares at $1.00 per share were as follows:


                                                     Year ended                Year ended
                                                    July 31, 1997             July 31, 1996
                                                  ------------------------------------------
Shares sold.....................................   $264,112,919             $264,699,526
Shares issued in reinvestment of
 distributions..................................      4,663,817                4,872,946
Shares redeemed.................................   (274,452,392)            (275,981,641)
                                                  ------------------------------------------
   Net decrease.................................   $ (5,675,656)            $ (6,409,169)
                                                  ==========================================

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At July 31, 1997, for tax purposes, the Fund had capital loss carryovers as follows:

Expiring in:       2003...................     $9,193
                   2004...................        688
                   2005...................      1,844
                                             --------
                                              $11,725
                                             ========

For tax purposes, the aggregate cost of securities is the same as for financial reporting purposes at July 31, 1997.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/maturities of securities for the year ended July 31, 1997 aggregated $281,577,690 and $288,457,881, respectively.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice and receives fees computed daily on the net assets of the Fund as follows:

Annualized Fee Rate          Average Daily Net Assets
     0.625%                  First $100 million
     0.500%                  Over $100 million, up to and including $250 million
     0.450%                  In excess of $250 million

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statement of Operations for the year ended July 31, 1997.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the year ended July 31, 1997 aggregated $213,643, of which $212,276 was paid to Investor Services.

c. Other Affiliates and Related Party Transactions:

Certain officers and directors of the Fund are also officers and/or directors of Advisers, Investor Services and FT Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

6.  CREDIT RISKS

The Fund has investments in excess of 10% of its total net assets in the state of Texas. Such concentration may subject the Fund more significantly to economic changes occuring within that state.

7. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period are as follows:


                                                                          Year ended July 31,
                                                            ------------------------------------------------
                                                              1997      1996       1995      1994       1993
                                                            ------------------------------------------------
Per Share Operating Performance
Net asset value at beginning of period ...............        $1.00     $1.00      $1.00     $1.00     $1.00
                                                            ------------------------------------------------
Net investment income ................................          .029      .029       .029      .020      .021
Distributions from net investment income .............         (.029)    (.029)     (.029)    (.020)    (.021)
                                                            ------------------------------------------------
Net asset value at end of period .....................        $1.00     $1.00      $1.00     $1.00     $1.00
                                                            ================================================
------------------------------------------------------------------------------------------------------------
Total Return+ ........................................         2.94%     2.93%      2.98%     1.85%     2.08%
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets at end of period (in 000's) ...............      $161,038  $166,713   $173,123  $202,883  $193,565

Ratio of expenses to average net assets++ ............          .65%      .65%       .65%      .65%      .69%

Ratio of net investment income to average net assets .         2.91%     2.88%      2.65%     1.84%     2.10%

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at net asset value.
++During the periods indicated, Advisors agreed in advance to waive a portion of the Fund's management fees. Had such action not been taken, the Fund's ratio of expenses to average net assets would have been as follows:

                                             Ratio of
                                             expenses
                                            to average
                                            net assets
                                            ----------
1993 ........................................  .80%
1994 ........................................  .81%
1995 ........................................  .78%
1996 ........................................  .87%
1997 ........................................  .85%


During the fiscal year ended July 31, 1997, the Fund paid distributions from net investment income in the amounts shown in the Statements of Changes in Net Assets. The Fund hereby designates the total amount of these distributions as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code.


FRANKLIN TAX-EXEMPT MONEY FUND
Report of Independent Accountants


To the Shareholders and Board of Trustees of the Franklin Tax-Exempt Money Fund:

We have audited the accompanying statements of assets and liabilities of the Franklin Tax-Exempt Money Fund (the Fund), including the statement of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS&LYBRAND L.L.P.

San Francisco, California

September 2, 1997






Franklin Tax-Exempt Money Fund Annual Report July 31, 1997


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between the fund's seven-day annualized yield of 3.05% and the taxable equivalent yield of 5.05%.